Exhibit 32.3

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Steven L. Lindsey, Chief Executive Officer of Alabama Gas Corporation, hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-K for the period ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended September 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of Alabama Gas Corporation.

Date:	November 24, 2015	Signature:	/s/ Steven L. Lindsey
Steven L. Lindsey
Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Steven P. Rasche, Chief Financial Officer of Alabama Gas Corporation, hereby certify that

(a)
To the best of my knowledge, the accompanying report on Form 10-K for the period ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended September 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of Alabama Gas Corporation.

Date:	November 24, 2015	Signature:	/s/ Steven P. Rasche
Steven P. Rasche
Chief Financial Officer